ASSET MANAGEMENT FUND

SUPPLEMENT DATED SEPTEMBER 1, 2022
TO PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
EACH DATED OCTOBER 28, 2021

Large Cap Equity Fund – Class AMF Shares – IICAX

Large Cap Equity Fund – Class H Shares - IICHX

AAAMCO Ultrashort Financing Fund – Class Y Shares – REPYX

AAAMCO Ultrashort Financing Fund – Class I Shares – REPOX

Effective as of September 1, 2022, the address of Asset Management Fund (the “Trust”) and Foreside Management Services, LLC (“Foreside” or “Administrator”) is Three Canal Plaza, Suite 100, Portland, ME 04101. Accordingly, all references in the Prospectus and Statement of Additional Information to 690 Taylor Road, Suite 210, Gahanna, Ohio 43230 are removed and replaced with Three Canal Plaza, Suite 100, Portland, ME 04101.

This Supplement and the Prospectus and Statement of Additional Information SHOULD be retained for future reference.

ASSET MANAGEMENT FUND
Three Canal Plaza, Suite 100

Portland, ME 04101